                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Concorde Career Colleges, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         CONCORDE CAREER COLLEGES, INC.

                                  5800 Foxridge
                                    Suite 500
                              Mission, Kansas 66202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 22, 2003

TO ALL STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of the Stockholders (the "Annual Meeting") of Concorde Career Colleges, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 22, 2003, at 9:00 a.m., Central Time, at 5800 Foxridge, Suite 500, Mission, Kansas, for the following purposes:

     (1) To elect the members of the Board of Directors for the ensuing year or until their successors are duly elected and qualified;

     (2) To ratify the appointment of independent public accountants for the Company for 2003;

     (3)  To approve the Restated Employee Stock Purchase Plan;

     (4)  To approve the 2003 Long-Term Executive Compensation Plan;

     (5) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 2, 2003 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                    BY THE BOARD OF DIRECTORS

                                    Lisa M. Henak
                                    Secretary

Dated:   April 9, 2003

                       IMPORTANT - YOUR PROXY IS ENCLOSED

You are urged to sign, date and mail your proxy even though you may plan to attend the Annual Meeting. No postage is required if mailed in the United States using the enclosed envelope. If you attend the Annual Meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be better assured at the Annual Meeting, which will prevent costly follow-up and delays.

                         CONCORDE CAREER COLLEGES, INC.

                                  5800 Foxridge
                                    Suite 500
                              Mission, Kansas 66202

               --------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 2003
               --------------------------------------------------


                                 PROXY STATEMENT

     The proposals in the accompanying proxy card are solicited by the Board of Directors of Concorde Career Colleges, Inc. (the "Company") for use at its annual meeting of stockholders ("Annual Meeting") to be held on Wednesday, May 22, 2003, at 9:00 a.m., Central Time, at 5800 Foxridge, Suite 500, Mission, Kansas, and any adjournment or postponement thereof. Shares of the Company's common stock, par value $0.10 per share ("Common Stock") represented by duly executed proxies received prior to or at the Annual Meeting will be voted at the Annual Meeting. If a holder of Common Stock ("Stockholder") specifies a choice on the duly executed proxy card with respect to any matter to be acted upon, its, his or her shares will be voted in accordance with the voting instructions made. None of the proposals are related to or conditioned upon the approval of any other proposal. Any Stockholder giving a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation or a properly executed proxy bearing a later date to the Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

     The Company will bear all the costs of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal contact, telephone, facsimile or electronic mail by the persons named in the accompanying proxy card, and the Company may reimburse brokers or other persons holding Common Stock in their names or in the names of nominees for their expenses in forwarding proxy soliciting material to beneficial owners. This Proxy Statement and the accompanying form of proxy card are being mailed or given to Stockholders on or about April 9, 2003.

Only Stockholders of record at the close of business on April 2, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 5,849,104 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter brought to a vote. Provided a quorum is present, the affirmative vote of (a) a plurality of the shares of Common Stock is required for the election of each nominee for director and (b) a majority of the votes cast by the holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of independent public accountants for the Company for 2003, approval of the Restated Employee Stock Purchase Plan and approval of the 2003 Long-Term Executive Compensation Plan.

                               Proxy Statement-2

Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions will be counted for purposes of determining either the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Shares held by a broker in "street name" and for which the beneficial owner of such shares has not executed and returned to such broker a proxy card indicating voting instructions may be voted on a discretionary basis by such broker with respect to the election of directors and ratification of the appointment of the auditors.

     Management of the Company does not know of any matter, other than those referred to in the accompanying Notice of Annual Meeting, which is to come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card, or their substitutes, will vote in accordance with their judgment as proxies of the best interests of the Company on such matters.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The Company has one class of voting securities, Common Stock.

     The following table sets forth with respect to Voting Securities (i) the only persons known by the Company to be beneficial owners of more than five percent (5%) of the Voting Securities, (ii) the shares of Voting Securities beneficially owned by all directors and named executive officers of the Company and nominees for director, and (iii) the shares of Voting Securities beneficially owned by directors and executive officers as a group, as of April 6, 2002.

==================================================================================================
                                                                     Common Stock
                                                    ----------------------------------------------
             Name of Beneficial Owner                        Amount/(2)/           % of Class/(3)/
------------------------------------------------------------------------------
Robert F. Brozman Trust/(1)/                                         892,662         15.3%

Cahill, Warnock Strategic/(1)/                                     1,300,099/(4)/    22.2
Partners Fund, L.P.

Jack L. Brozman/(1)/                                               1,528,525/(5)/    26.0

James R. Seward/(1)/                                                  41,714/(6)/       *

Thomas K. Sight/(1)/                                                  23,949/(7)/       *

Janet M. Stallmeyer/(1)/                                               5,000/(8)/       *

David L. Warnock/(1)/                                              1,300,099/(4)/    22.2

All Directors and Executive Officers as a Group                    3,061,223/(9)/    49.4%
(10 persons)
==================================================================================================

*        Less than one percent (1%)

/(1)/ Addresses: Robert F. Brozman Trust, 5800 Foxridge, Suite 500, Mission, Kansas 66202; Cahill, Warnock Strategic Partners Fund, L.P., One South Street, Suite 2150, Baltimore, Maryland 21202; Jack L. Brozman, 5800 Foxridge, Suite 500 Mission, Kansas 66202; David L. Warnock, One South Street, Suite 2150, Baltimore, Maryland 21202; James R. Seward, 4915 W. 79th Street, Prairie Village, Kansas 66208; Thomas K. Sight, 607 N. Blue Parkway, Lee's Summit, MO 64063 and Janet W. Stallmeyer, 5800 Foxridge, Suite 500, Mission, Kansas 66202.

                               Proxy Statement-3

/(2)/ Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting and investment power.

/(3)/ The percentage of class is calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934 ("Exchange Act").

/(4)/ Includes 1,219,210 shares of Common Stock owned by Cahill, Warnock Strategic Partners Fund, L.P., 67,555 shares of Common Stock owned by Strategic Associates, L.P and 13,334 shares of Common Stock exercisable pursuant to options held by David L. Warnock.

/(5)/ Includes 892,662 shares of Common Stock held by the Robert F. Brozman Trust, of which Jack L. Brozman is trustee, 593,363 shares of Common Stock held directly, 20,000 shares of Common Stock exercisable pursuant to options and 22,500 shares of Common Stock held in trust for his children. Fran Brozman, Mr. Brozman's spouse, is the trustee of such trust.

/(6)/ Includes 5,000 shares of Common Stock exercisable pursuant to options and 36,714 shares of Common Stock. Mr. Seward exercised options for 4,167 Common Shares in April 2002. The exercise price was $4.50 per share and the closing price of the Company's stock was $8.10 on the date of exercise.

/(7)/ Includes 13,334 shares of Common Stock exercisable pursuant to options and 10,615 shares of Common Stock held jointly with Faye Sight, Mr. Sight's spouse.

/(8)/ Represents 5,000 shares of Common Stock, which are exercisable pursuant to options.

/(9)/ Includes 173,918 shares of Common Stock, which are exercisable pursuant to options. For purpose of this table and pursuant to Rule 13d-3(d) of the Exchange Act, shares underlying options are deemed beneficially owned if such options are exercisable within 60 days of April 1, 2003.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The number of directors constituting the Company's Board of Directors may range from three to six. The Board currently consists of five directors. The Board appointed Janet M. Stallmeyer as Director on December 17, 2002. The Board has nominated five directors for election at the Annual Meeting and may fill the vacancy for the one remaining director position at some later time. The shares of Common Stock represented by the enclosed proxy card will be voted, unless otherwise indicated, for the election of the five nominees for director named below. A Stockholder's Common Stock can not be voted by proxy or otherwise for more than five directors. The directors to be elected at the Annual Meeting will serve for one year or until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, the Board of Directors, at its discretion, may designate a substitute nominee, in which event such shares will be voted for such substitute nominee.

          Name of Nominee               Served                    Principal Occupation for Last Five Years
           for Director                  Since         Age                      and Directorships
           ------------                  -----         ---                      -----------------
Jack L. Brozman                           1986          52      Chairman of the Board and  Treasurer  of the
                                                                Company since June 1991. President and Chief
                                                                Executive Officer of the Company since
                                                                November 1998 and from June 1991 until April
                                                                1997. President and Chief Executive Officer,
                                                                Chairman of the Board and Treasurer of Cencor,
                                                                Inc. ("Cencor") from June 1991 to December
                                                                1999. Mr. Brozman was a director of Cencor
                                                                from 1979 to December 1999. Mr. Brozman holds
                                                                a BSBA and MBA from Washington University.


                               Proxy Statement-4

          Name of Nominee               Served                    Principal Occupation for Last Five Years
           for Director                  Since         Age                      and Directorships
           ------------                  -----         ---                      -----------------
James R. Seward
(1)(2)                                    1997          50      Executive Vice President and Chief Financial
                                                                Officer of Seafield Capital Corporation from
                                                                1990 to 1997, a public holding company located
                                                                in Kansas City, Missouri. President and Chief
                                                                Executive Officer of the SLH Corporation from
                                                                1997 to 1998, a public holding company located
                                                                in Shawnee Mission, Kansas, and manager of
                                                                Seward & Company, L.L.C. from 1998 to 2000.
                                                                Mr. Seward is a director of Lab One Inc. and
                                                                Syntroleum Corporation, each a public company.
                                                                Mr. Seward is currently self-employed as a
                                                                private investor and consultant. Mr. Seward is
                                                                a CFA and holds a MBA and MPA from the
                                                                University of Kansas.

Thomas K. Sight                           1989          52      Chief  Executive  Officer  of Bob  Sight  Ford
(1)(2)                                                          for more than the prior five years located in
                                                                Lee's Summit, Missouri. Mr. Sight holds a BS
                                                                in Accounting from the University of Oklahoma.

Janet M. Stallmeyer                       2002          54      Janet M. Stallmeyer was appointed to the
(1)(2)                                                          Company's Board of Directors on December 17,
                                                                2002. She was elected Senior Vice President of
                                                                Coventry Health Care, Inc. in March 1999. She
                                                                has been the President and Chief Executive
                                                                Officer of Coventry Health Care of Kansas,
                                                                Inc., our Kansas health plan, since October
                                                                1998, and its Executive Director from January
                                                                1995 to October 1998. From October 1992 to
                                                                December 1994, she was the Executive Director
                                                                of our Louisiana health plan, Coventry Health
                                                                Care of Louisiana, Inc.

David L. Warnock                          1997          45      Managing  Member of Camden  Partners,  Inc.
(1)                                                             from 2000 to present. Managing Member of
                                                                Cahill, Warnock & Company, LLC and a general
                                                                partner of Cahill, Warnock Strategic Partners,
                                                                L.P. from July 1995 to present, each located
                                                                in Baltimore, Maryland. Vice President, T.
                                                                Rowe Price Associates from July 1983 to July
                                                                1995. Mr. Warnock is a director of Blue Rhino
                                                                Corporation, Environmental Safeguards, Inc.,
                                                                Touchtone Applied Science Associates, Inc. and
                                                                Ellis, Inc., each a public company. Mr.
                                                                Warnock holds a BA in History from the
                                                                University of Delaware and a Masters in
                                                                Finance from the University of Wisconsin.

(1) Member of Compensation Committee.
(2) Member of Audit Committee.

         THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE NOMINEES
                                SET FORTH ABOVE.

                               Proxy Statement-5

The Board of Directors of the Company held three meetings and acted by unanimous written consent on one occasion in 2002. The Compensation Committee held one meeting in 2002. The Compensation Committee reviews salaries of certain officers and bonuses of executive officers, administers the Company's stock option plans and generally administers the Company's compensation program. The Audit Committee is responsible for oversight of management's conduct of the Company's financial reporting process. This includes oversight and review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements; and the Company's legal compliance as established by management and the Board. The Audit Committee held two meetings in 2002. The Company's Board of Directors does not have a nominating committee. Last year, each director attended all of the Board meetings and all of the meetings of committees on which they served during the period for which he was a director or committee member.

                            COMPENSATION OF DIRECTORS

     Each non-officer director is paid an annual retainer of $2,500 and a director's fee of $250 for meetings of the Board of Directors and Committees which he attends. The Chairman of the Audit Committee receives an additional $1,000 per calendar quarter. Officer-directors do not receive fees for attendance at meetings. The Company paid a total of $9,750 in Director fees during 2002.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists entirely of non-employee directors of the Company and there are no Compensation Committee interlocks with other companies. Certain stockholders of the Company have agreed to vote the Voting Securities held by them in favor of certain directors. See "Certain Transactions".

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is comprised of three directors who are considered independent under applicable National Association of Securities Dealers rules. Effective February 27, 2003, Mr. Warnock resigned from the Audit Committee as he held control of 22% of the Company's common stock and would be deemed by NASDAQ rules to not be independent. Ms Stallmeyer was appointed to the Board of Directors on December 17, 2002 and is a member of the Audit Committee. The Committee operates under a written charter adopted by the Board in May 2000.

The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee is directly responsible for appointing, compensating, retaining, and overseeing the work of outside auditors. It also presides over registered public accounting firms performing other audit, review or attest services for the Company. The Audit Committee appointment of the Company's independent accountants is submitted to Stockholders for ratification.

                               Proxy Statement-6

Management is responsible for preparing the Company's financial statements. The independent accountants are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statements on Auditing Standards Nos. 89 and 90. The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountant's that firm's independence.

     Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

     Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Commission.

          Respectfully submitted by the Audit Committee of the Board of
          Directors:

                                                AUDIT COMMITTEE


                                        /s/     James. R. Seward
                                        ---------------------------

                                        /s/     Thomas K. Sight
                                        ---------------------------

                                        /s/     Janet M. Stallmeyer
                                        ---------------------------

                      FEES PAID TO THE INDEPENDENT AUDITORS

Audit Fees. BKD audited the Company's financial statements for the year ended December 31, 2002. Fees for calendar year 2002 are $66,500 of which $19,000 had been billed by BKD through December 31, 2002. PricewaterhouseCoopers ("PWC") reviewed the Company's

                               Proxy Statement-7
financials prior to 2001. PWC must review any filing with the Securities and Exchange Commission that reflects financial statements for the years audited by PWC. Fees billed for those reviews were $4,000.

Financial Information Systems Design and Implementation. BKD has not performed any financial information systems design or implementation for the Company and accordingly no fees were paid for such services.

All Other Fees. BKD prepared the Company's federal and state tax returns and reviewed the Company's health care, 401-K and profit sharing plans for 2002. The aggregate fees for these services was $26,000 of which an aggregate amount of $26,000 was billed by BKD through December 31, 2001. These fees were determined by the Audit Committee not to affect the independence of BKD with respect to the Company.

Compliance Audits. Ball and McGraw, P.C. conducts the compliance audit of the federal student financial assistance programs. Fees for the calendar year 2002 compliance audit were $54,000 of which none had been billed by Ball and McGraw, P.C at December 31, 2002. Fees are billed in the first and second quarter of 2003 concurrent with the audit.

                               EXECUTIVE OFFICERS

     In addition to Jack L. Brozman, listed in the directors' table, the following persons served as executive officers of the Company during 2002. Each executive officer is appointed by the Board of Directors annually and will serve until reappointed or until his successor is appointed and qualified.

             Name of
         Executive Officer              Age           Principal Occupation for Last Five Years
         -----------------              ---           ----------------------------------------
Vickey S. Cook                           48      Vice President of Compliance for the Company since
                                                 July 2001. National Director of Compliance for the
                                                 Company from April 2000 to July 2001. National
                                                 Director of Financial Aid for High-Tech Institute,
                                                 Inc. from June 1999 to March 2000. Vice President
                                                 Compliance and Financial Aid of the Company from May
                                                 1996 to May 1999.

Patrick J. Debold                        51      Vice President of Academic Affairs for the Company
                                                 since July 2001. National Director of Academic
                                                 Affairs for the Company from February 2000 to July
                                                 2001. Private business owner from February 1999 to
                                                 February 2000. Campus Director of Sanford-Brown
                                                 College from February 1998 to February 1999.
                                                 Employed by the Company from July 1993 to February
                                                 1998, as Vice President of Education.

Paul R. Gardner                          43      Vice President and Chief Financial Officer of the
                                                 Company since November 1998. Controller of the
                                                 Company from September 1994 to November 1998.
                                                 Employed as Controller and Assistant Controller of
                                                 LaPetite Academy Inc. from September 1988 to August
                                                 1994.

                                Proxy Statement-8

             Name of
         Executive Officer              Age           Principal Occupation for Last Five Years
         -----------------              ---           ----------------------------------------
Diana D. Hawkins-Jenks                   52      Employed by the Company since  December 1997 as Vice
                                                 President Human Resources. Vice President Human
                                                 Resources of LaPetite Academy, Inc. from 1989 to
                                                 1997.

Asa E. Johnson                           60      Vice  President of Operations  for the Company since
                                                 July 2001. National Director of Operations of
                                                 Concorde from June 2000 to July 2001. Private
                                                 business owner from May 1998 to June 2000. Mr.
                                                 Johnson served the Company in a part-time capacity
                                                 in the Company's marketing and admissions
                                                 departments from December 1997 to May 1998. Employed
                                                 by the Company from March 1996 to December 1997 as
                                                 Vice President-Operations.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                        Annual Compensation                   Long Term
                                                                                            Compensation
                                                                                            ------------

                                                                                             Securities        All Other
                Name and                                                                     Underlying      Compensation
           Principal Position                   Year         Salary ($)      Bonus ($)       Options (#)          ($)
           ------------------                   ----         ----------      ---------       -----------          ---
Jack L. Brozman
Chairman of the Board and Treasurer of           2002         227,000          90,000             10,000          9,000
the Company                                      2001         208,000          37,000             50,000         11,000
                                                 2000         208,000               0             50,000         11,000

Vickey S. Cook                                   2002         108,000          55,000              8,000              0
Vice President Compliance                        2001         105,000          21,000              8,000              0

Patrick J. Debold                                2002         140,000          55,000             10,000              0
Vice President Academic Affairs                  2001         133,000          26,000             10,000              0

Paul R. Gardner                                  2002         100,000          55,000              7,000              0
Vice President and Chief Financial               2001          95,000          26,000              7,000              0
Officer                                          2000               *

Diana D. Hawkins-Jenks                           2002         108,000          55,000              8,000              0
Vice President Human Resources                   2001          99,000          26,000              7,500              0
                                                 2000               *

Asa E. Johnson                                   2002         150,000          76,000             12,500              0
Vice President Operations                        2001         130,000          32,000             10,000              0

*    Salary, bonus and all other compensation did not exceed $100,000.

                                Proxy Statement-9

                      Option Grants, Exercises and Holdings

The following table provides information with respect to the named executive officers concerning options granted during 2002 and the potential realizable value at assumed annual rates of stock price appreciation.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      Potential realizable
                                         Individual Grants                                              value at assumed
                                         -----------------                                            annual rates of stock
                                                                                                       price appreciation
                                                                                                        for option term*
                                                                                                        ---------------
---------------------------------------------------------------------------------------------------------------------------
                                  Number of       Percent of total
                                  securities        options/SARs
                                  underlying         granted to       Exercise or
                                 Options/SARs       employees in          base         Expiration
            Name                granted (#)/(1)/     fiscal year       price($/Sh)        Date        5% ($)      10% ($)

             (a)                     (b)                 (c)               (d)            (e)           (f)         (g)
---------------------------------------------------------------------------------------------------------------------------
Jack L. Brozman(2)                  50,000             18.8%             $ 8.53         04/22/07      $ 68,000  $ 198,000
                                    10,000              3.8%             $12.60         12/17/07      $ 20,000  $  58,000
---------------------------------------------------------------------------------------------------------------------------
Vickey S. Cook                      15,000              5.6%             $ 7.75         04/22/12        73,000    185,000
                                    10,000              3.8%             $11.45         12/17/12        72,000    182,000
---------------------------------------------------------------------------------------------------------------------------
Patrick J. Debold                   15,000              5.6%             $ 7.75         04/22/12        73,000    185,000
                                    10,000              3.8%             $11.45         12/17/12        72,000    182,000
---------------------------------------------------------------------------------------------------------------------------
Paul R. Gardner                     15,000              5.6%             $ 7.75         04/22/12        73,000    185,000
                                    10,000              3.8%             $11.45         12/17/12        72,000    182,000
---------------------------------------------------------------------------------------------------------------------------
Diana D. Hawkins-Jenks              15,000              5.6%             $ 7.75         04/22/12        73,000    185,000
                                    10,000              3.8%             $11.45         12/17/12        72,000    182,000
---------------------------------------------------------------------------------------------------------------------------
Asa E. Johnson                      37,500             14.1%             $ 7.75         04/22/12       183,000    463,000
                                    10,000              3.8%             $11.45         12/17/12        72,000    182,000
---------------------------------------------------------------------------------------------------------------------------

* The dollar amounts set forth under those columns are the result of calculations of the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation.

(1) Options to purchase shares of the Company's Common Stock vest annually over five years beginning one year from the date of grant and expire ten years from the date of issuance.

(2) Mr. Brozman's options were issued at 110% of the fair market value on the date of grant, vest annually over five years and expire five years from the date of issuance.

             (The remainder of this page left blank intentionally.)

                               Proxy Statement-10

     The following table provides information with respect to the named executive officers concerning options exercised during 2002 and unexercised options held as of the end of the Company's last fiscal year:

----------------------------------------------------------------------------------------------------------------------------
                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                            LAST FISCAL YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Value of Unexercised
                                                                 Number of securities            In-the-Money Options
                                  Shares                        underlying Unexercised             at FY-End ($)/(1)/
                                Acquired on       Value          Options at FY-End (#)
            Name               Exercise (#)    Realized($)     Exercisable/Unexercisable      Exercisable/Unexercisable

---------------------------------------------------------------------------------------------------------------------------
Jack L. Brozman                   30,000       $311,000/(2)/             0/80,000                       0/430,000
---------------------------------------------------------------------------------------------------------------------------
Vickey S. Cook                       ---            ---             16,000/39,000                 182,000/345,000

---------------------------------------------------------------------------------------------------------------------------
Patrick J. Debold                    ---            ---             20,000/55,000                 242,000/445,000

---------------------------------------------------------------------------------------------------------------------------
Paul R. Gardner                    9,750        107,000/(3)/             0/43,000                       0/287,000

---------------------------------------------------------------------------------------------------------------------------
Diana D. Hawkins-Jenks               ---            ---             21,750/44,000                 229,000/297,000


---------------------------------------------------------------------------------------------------------------------------
Asa E. Johnson                       ---            ---             22,500/87,500                 246,000/604,000

---------------------------------------------------------------------------------------------------------------------------

(1) Based on the difference between the closing price of the Common Stock on December 31, 2002 ($ 12.55) and the exercise price of the options.

(2) Based on the difference between the closing price of the Common Stock on the date of exercise, October 15, 2002 ($11.45) and the exercise price of the options.

(3) Based on the difference between the closing price of the Common Stock on the date of exercise, December 31, 2002 ($12.55) and the exercise price of the options.

Equity Compensation Plans

     This discussion does not include the 2003 Long-Term Executive Compensation Plan or the Restated Employee Stock Purchase Plan discussed later in this document. The Company has incentive stock option plans (the "2002 Option Plan," "2000 Option Plan" and the "1998 Option Plan") which authorized the Company to issue 300,000, 125,000 and 250,000 shares, respectively of its common stock to certain officers and employees of the Company. Options for all plans are granted at fair market value or greater on the date of grant for a term of not more than ten years unless options are canceled due to employee termination. As of December 31, 2002, 1,750 shares remain available to be granted with the 1998 and 2000 option plans and 34,500 shares remain available to be granted with the 2002 Plan. Under the Company's 1994 Option Plan, options for 500,000 common shares were issued to an officer of the Company, all of which have been exercised. No additional shares can be issued under the 1994 Option Plan. During 2001, the Company awarded the three non-officer Directors the option to purchase 4,167 shares each pursuant to a non-qualified stock option agreement. Under the agreement three Directors' were granted the right to immediately exercise 4,167 shares each at an exercise price of $4.50. The market value on the date of the grant equaled the exercise price. During 2002, the Company awarded the three non-officer Directors the option to purchase 5,000 shares each pursuant to a non-qualified stock option agreement. Under the agreement three Directors' were

                               Proxy Statement-11
granted the right to immediately exercise 5,000 shares each at an exercise price of $8.60. In addition, a fourth non-officer Director was awarded the option to purchase 5,000 shares pursuant to a non-qualified stock option agreement and was granted the right to immediately exercise 5,000 shares at an exercise price of $11.00. The market value on the date of each grant equaled the exercise price. The fourth Director was appointed to the Board in December 2002.

The following table reflects activity in options for 2002, 2001, and 2000.

                                                                                                Weighted-
                                                                                     Total       Average
                             1988        1994              1998   2000      2002     Number     Exercise       Option Price
                            Plan/(1)/    Plan     NQSO     Plan   Plan      Plan    of Shares     Price         Per Share
                            -------      ----     ----     ----   ----      ----    ---------     -----         ---------
Outstanding      12/31/99    58,850    200,000   12,501  235,250                    506,601       $1.72       $0.20 to $4.50
Exercised                    (7,500)                                                 (7,500)      $0.30       $0.20 to $1.18
Cancelled                   (10,250)                     (98,300)  (5,000)         (113,550)      $1.58       $0.20 to $4.24
Issued                                                    85,000  130,000           215,000       $1.14       $0.92 to $1.82
------------------------------------------------------------------------------------------------------------------------------

Outstanding      12/31/00    41,100    200,000   12,501  221,950  125,000           600,551       $1.56       $0.20 to $4.50
Exercised                    (8,250)  (200,000)  (4,167)  (8,000)  (2,500)         (222,917)      $2.06       $0.20 to $3.62
Cancelled                    (4,000)                      (6,700)                   (10,700)      $2.15       $0.20 to $3.62
Issued                                           12,501   33,000                     45,501       $3.85       $1.66 to $5.50
------------------------------------------------------------------------------------------------------------------------------

Outstanding      12/31/01    28,850         -0-  20,835  240,250  122,500           412,435       $1.52       $0.20 to $5.50
Exercised                    (2,250)             (4,167) (38,550)  (4,500)          (49,467)      $1.46       $0.20 to $4.50
Cancelled                    (4,000)                                                 (4,000)      $0.45       $0.20 to $1.18
Issued                                           20,000                    265,500  285,500       $9.39       $7.75 to$12.60
------------------------------------------------------------------------------------------------------------------------------

Outstanding      12/31/02    22,600         -0-  36,668  201,700  118,000  265,500  644,468       $5.02       $0.20 to$12.60

(1) The 1988 Plan expired in 1998, however options issued under the Plan remain active until exercised, canceled, or expire. These options expire ten years from date of issuance.

         The following table reflects information for exercisable options at December 31:

                        Range of               Shares             Weighted Average
                     Exercise Prices         Exercisable           Exercise Price
                  ---------------------  -------------------  -----------------------
         2000        $0.20 - $ 4.50           193,170                  $1.84
         2001        $0.20 - $ 5.50           143,135                  $1.58
         2002        $0.20 - $11.00           202,138                  $2.33

                               Proxy Statement-12

    The following table reflects option information as of December 31, 2002.

                                                   Average                                                           Weighted
   Range of                    Shares              Remaining              Weighted                Shares              Average
  Exercise                 Outstanding at        Contractural              Average             Exercisable at      Exercise Price
   Prices                    12/31/02             Life(Years)           Exercise Price           12/31/02
-------------------    ------------------    -------------------    -------------------    -----------------   ------------------
$0.20-$0.92                    56,750                 2.5                 $ 0.83                 28,250              $ 0.74
$1.00-$1.90                   239,884                 6.0                 $ 1.18                116,204              $ 1.16
$2.06-$3.62                    33,250                 6.1                 $ 2.46                 20,600              $ 2.53
$4.18-$5.50                    29,084                 4.5                 $ 4.99                 17,084              $ 4.66
$7.75-$8.65                   165,500                 6.6                 $ 7.84                 15,000              $ 8.60
$11.00-$12.60                 120,000                 9.6                 $11.53                  5,000              $11.00
                       --------------                                                      ------------
                              644,468                                                           202,138              $ 2.33
                       ==============                                                      ============

     The Company applies Accounting Principles Board Opinion 25 and related interpretations in accounting for its stock option plans and employee stock purchase plan. Accordingly, no compensation expense has been recognized in the Company's financial statements for the Option Plans as the exercise price equals the stock price on the date of grant. Also, no compensation expense has been recognized for the employee stock purchase plan because the purchase plan qualifies as a non-compensatory plan. All of the Company's Option plans and the employee stock purchase plan have been approved by shareholders with the exception of the non-qualified stock options issued to the Board of Directors and the new plans discussed later in this document.

             Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors is comprised of Thomas
K. Sight, James R. Seward, David L Warnock and Janet M. Stallmeyer. On an annual basis, the Compensation Committee reviews the salaries and bonuses of the executive officers and other employees. The Compensation Committee administers the Company's 2002 Long-Term Compensation Plan, 2000 Stock Option Plan, 1998 Stock Option Plan, and 1994 Stock Option Plan (collectively, the "Stock Option Plans"), and any non-qualified stock options, and oversees the administration of the Company's compensation program.

     In accordance with Securities and Exchange Commission rules designed to enhance disclosure of companies' policies toward executive compensation, the following report is submitted by the above listed committee members in their capacity as the Board's Compensation Committee. The report addresses the Company's compensation policy as it related to the executive officers for 2002.

     General Compensation Policy. The Compensation Committee of the Board of Directors was, and continues to be, guided by a belief that executive compensation should reflect the profitability and appreciation in the value of the Company (as reflected by the Company's net income or loss and market value of Common Stock), while at the same time taking into account

                               Proxy Statement-13
surrounding economic pressures, individual performance and retention of key executive officers. The Compensation Committee has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), since current compensation levels fall significantly below that amount.

     The Compensation Committee believes that the following are the important qualitative considerations in setting executive compensation:

     . Compensation should reflect the overall performance of the Company and the executive officer and his or her contribution to the Company's profitability;

     .    Compensation should correlate to measurable performance criteria;

     .    Compensation should attract and retain valued executive officers; and

     . Compensation should reflect the executive officers' abilities to effectively direct the Company during difficult economic conditions.

     Calendar Year 2002 Compensation. To accomplish this compensation policy in 2002, the Company's executive compensation package integrates: (i) annual base salary, (ii) bonuses based upon individual agreements utilizing various objective performance goals, and (iii) stock option grants or vesting under the Stock Option Plans. The compensation policies, as implemented, endeavor to enhance the profitability of the Company (and, thus, stockholder value) by tying the financial interests of management with those of the Company.

     Base Salary. As a general matter, an executive officer's base salary is subjectively positioned so as to reflect the experience and performance of such executive officer and the performance of the Company. The Compensation Committee initially determines the amount of base salary based on factors such as prior level of pay, quality of experience, and responsibilities of position. Salaries at companies of comparable size, with whom the Company must compete for talent, are also considered. Thereafter, the Compensation Committee grants raises subjectively based on overall Company performance (net income or loss, earnings per share and market value of Common Stock) and the executive officer's individual performance based on performance reviews.

     The amount of 2002 raises to the executive officers' base salaries was subjectively determined by the Chairman of the Board, and President, Mr. Brozman, with the approval of the Compensation Committee. The decision to raise base salaries are, in part, based on Mr. Brozman's subjective evaluation of each officer's performance. Such raises in base salaries in 2002 ranged from 5% to 9% of the previous year base salary.

     Bonuses. The Company had certain bonus agreements in place with executive officers which couple objective corporate performance criteria, based on such officer's area of responsibilities, with annual cash compensation. Under such bonus agreements, the executive officers received a specified percentage of pre-tax income as set by the Compensation Committee. The aggregate bonuses were capped. The performance criteria in the bonus agreements of the executive officers differ depending on the amount of responsibility maintained

                               Proxy Statement-14
by such executive officers. The Company granted bonuses totaling $387,000 to its executive officers in 2002 including the bonus paid to the CEO. These bonuses were paid in 2003.

     Incentive Stock Option Awards. The Board of Directors and Compensation Committee also award stock options to executive officers, as well as management personnel, under the Stock Option Plans. The Committee believes that stock options are an effective incentive for executives to create value for stockholders since the value of an option bears a direct relationship to appreciation in the Company's stock price. When stockholder value decreases, stock options granted to management either decrease in value or have no value. Conversely, when stock prices increase, the stock option becomes more valuable.

     The determination of whether to grant stock options to executive officers, whether on an aggregate or individual basis, is in the sole discretion of the Compensation Committee. In making the determination, the Committee examines: (i) the Company's performance, as determined by its operating and net income, earnings per share and the market price of the Common Stock, (ii) the relation of long-term compensation to short-term (cash) compensation, (iii) the number and exercise price of options held by each executive officer, (iv) the total stock holdings of the executive officer, (v) the individual performance of the executive (subjectively determined by Mr. Brozman and other executives, except with respect to Mr. Brozman's compensation, with respect to which the Compensation Committee evaluates such performance), and (vi) the potential contribution of the executive to the Company. The Compensation Committee does not separately weigh such criteria, but rather subjectively and informally views the mix of information with respect to each executive officer.

     With respect to such criteria, the Compensation Committee granted options under the Stock Option Plans for 207,500 shares to executive officers during 2002. Mr. Brozman was granted 60,000 of those options during 2002.

     Chief Executive Officer Compensation. Jack L. Brozman, Chief Executive Officer of the Company since November 1998, is subject to the same general compensation package as the other executives. The Compensation Committee subjectively determined Mr. Brozman's compensation. In its annual review of Mr. Brozman's salary, the Compensation Committee considers, among other factors, the responsibilities and individual performance and the performance of the Company. Salaries at companies of comparable size, with whom the Company must compete for talent, are also considered. Mr. Brozman assumed the additional duties and responsibilities of Chief Executive Officer ("CEO") in November 1998. Mr. Brozman received an increase in his base annual salary of 9% in 2002. Mr. Brozman was awarded a bonus of $90,000 in 2002 that was paid in 2003. The Compensation Committee considered Mr. Brozman's past performance and contributions to Company performance in determining his salary.

     Summary. The Compensation Committee believes that the executive officers of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this focus. The Compensation Committee believes that the compensation levels during 2002 adequately reflect the Company's compensation goals and policies.

     The Compensation Committee report is submitted by:

                               Proxy Statement-15

     James R. Seward, Thomas K. Sight, David L. Warnock and Janet M. Stallmeyer.

     Certain Transactions.

     The Company entered into agreements on February 25, 1997 with Cahill, Warnock Strategic Partners Fund, LP and Strategic Associates, LP, affiliated Baltimore-based venture capital funds ("Cahill-Warnock"), for the issuance by the Company and purchase by Cahill-Warnock of 55,147 shares of the Company's new Class B Voting Convertible Preferred Stock ("Voting Preferred Stock") for $1.5 million, and 5% Debentures due 2003 ("New Debentures") for $3.5 million (collectively, the "Cahill Transaction"). Cahill-Warnock subsequently assigned (with the Company's consent) its rights and obligations to acquire 1,838 shares of Voting Preferred Stock to James Seward, a Director of the Company. Mr. Seward purchased such shares for their purchase price of approximately $50,000. On September 30, 2001, Mr. Seward converted his 1,838 shares of Voting Preferred Stock into 18,380 shares of Common Stock. The New Debentures had nondetachable warrants ("Warrants") for approximately 1,286,765 shares of Common Stock, exercisable at $2.72 per share of Common Stock. Pursuant to a Stockholders' Agreement among Cahill-Warnock, Messrs. Brozman and Seward, the Robert F. Brozman Trust and the Company, such holders have agreed to certain restrictions on the transfer of Voting Securities held by them. In addition, such holders agreed at each annual meeting of stockholders to vote all of their respective shares in favor of the election of all of the persons nominated in accordance with the Stockholder's Agreement, which includes the director nominated by Cahill-Warnock and Jack L. Brozman as long as he remains President of the Company.

The following transactions have occurred with respect to the Voting Preferred Stock and New Debentures since December 31, 2001:

(1) The Company entered into a Conversion and Exchange Agreement with Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Association, L.P. (collectively "Cahill-Warnock") on November 25, 2002. The purpose of the agreement was to covert the Voting Preferred Stock into Common Stock.
(2) The Company filed a Registration Statement on Form S-3 to register 1,133,090 shares of common stock. The Company received no funds as a result of the registration or subsequent distribution of common stock. Six hundred thousand (600,000) shares of the common stock were issued and outstanding as of the date of the Registration Statement. The Robert F. Brozman Trust held 350,000 shares, Cahill, Warnock Strategic Partners Fund, L.P. held 237,000 shares, and Strategic Associates, L.P. held 13,000 shares. The remaining 533,090 shares related to common shares issued upon conversion of the preferred stock to common stock.
(3) The Securities and Exchange Commission made the Registration Statement effective February 5, 2003.
(4) Cahill-Warnock exchanged their 53,309 shares of Class B Voting Convertible Preferred Stock for 533,090 shares of Common Stock on February 7, 2003. The Company has no remaining Preferred Stock outstanding.
(5) The Company paid to Cahill-Warnock a dividend equal to $4.08 per share of the Class B Voting Convertible Preferred Stock on February 7, 2003. This constituted all dividend payments owed to Cahill-Warnock including the fourth quarter 2002 dividend of $43,500 and a special dividend to encourage the conversion of $174,000.
(6) Cahill-Warnock exercised the non-detachable Warrants on February 19, 2003. The Company issued 1,286,764 shares of Common Stock to Cahill-Warnock pursuant to the exercise of the Warrants.

                               Proxy Statement-16

                               COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq market index and the Company's Peer Group (defined below) since the close of business on December 31, 1997.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG CONCORDE CAREER COLLEGES, INC.,
                           NASDAQ INDEX AND PEER GROUP

[GRAPHIC]

                                     1997      1998       1999       2000        2001       2002
                                     ----      ----       ----       ----        ----       ----
CONCORDE CAREER COLLEGES, INC.      100.00     30.77      50.46       56.62      206.15     386.15
       SIC CODE INDEX               100.00    103.69      66.39      106.15      147.17     207.73
    NASDAQ MARKET INDEX             100.00    141.04     248.76      156.35      124.64      86.94

    The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, Nasdaq market index and the Company's peer group is based on the stock prices at the close of business on December 31, 1997, assuming a $100 investment. The return for the Company is based on a December 31, 1997 per share price of $3.62 and a December 31, 2002 per share price of $12.55. The above performance graph, prepared by Media General Financial Services, Inc., compares the annual performance of the Company with that of the Nasdaq market index and the Peer Group with investment weighted on market capitalization. The Company changed its Peer Group during 1999 to more appropriately reflect comparisons to other similarly capitalized colleges & universities. The Peer Group is the SIC Code 8221, Colleges and Universities. This "Peer Group" includes the following companies: Apollo Group - University of Phoenix Online, Apollo Group, Inc., Career Education Corp., Corinthian Colleges, Inc., EOS International, Inc., L.L. Brown International, PCS Edventures!.Com, Princeton Review Inc., Scientific Learning Corp., Strayer Education, Inc., Student Advantage, Inc., Virtual Academics.com, Wade Cook Financial and Whitman Education Group. Virtual Academics.com and Youthline USA were added to the peer group and Quest Educational Corp. deleted in 2000. Argosy Education Group, Edutrek International Inc. and Youthline USA were deleted from the peer group in 2001. Dreamlife, Inc., Wade Cook Financial, PCS Edventures!.Com, and Princeton Review Inc., was added to the peer group in 2001. EOS International, Inc.and L.L. Brown International were added to the group in 2002. Caliber Learning Network and Dreamlife Inc were deleted from the group in 2002.

                               Proxy Statement-17

     PROPOSAL TWO - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Since September 2001, BKD, LLP examined the financial statements of the Company and its subsidiaries, including reports to Stockholders, the Securities and Exchange Commission and other.

     The Board of Directors has selected and appointed BKD, LLP as the independent public accountants for the Company for the year ending December 31, 2003.

     The following resolution will be offered at the Annual Meeting:

     "RESOLVED, the action of the Audit Committee and of the Board of Directors in appointing BKD, LLP as the independent public accountants of the Company for the year ending December 31, 2003 is hereby ratified."

     It is not anticipated that representatives of BKD, LLP will attend the Annual Meeting. If, however, representatives are present at the Annual Meeting, there will be an opportunity for them to make a statement and be available to respond to questions by Stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF BKD LLP AS THE COMPANY'S PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003.

     PROPOSAL THREE - Approval of the Restated Employee Stock Purchase Plan Introduction

     On February 27, 2003 the Board of Director unanimously adopted, subject to stockholder approval, the Concorde Career Colleges, Inc. Restated Employee Stock Purchase (the "Employee Plan"). The purpose of the Employee Plan is to attract and retain productive employees to Concorde Career Colleges, Inc. and its subsidiary corporations (collectively, the "Company") by providing them with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's common stock, par value $.10 (the "Common Stock"). Approximately 400 management and staff employees of the Company and its subsidiaries would be eligible to participate in the Employee Plan. The Board also believes that the Employee Plan will provide a form of incentive that aligns the economic interests of the Company's employees with those of its stockholders.

     The following discussion summarizes the material features of the Employee Plan. Such discussion is, however, qualified in its entirety by reference to the full text of the Stock Plan, which is attached to this proxy statement as Exhibit A.

     Material Features of the Employee Plan

Administration. The Employee Plan will be administrated by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Members of the Committee are not eligible to participate in the Employee Plan. The Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Employee Plan, to adopt, amend and rescind rules and regulations for administering the Employee Plan, and to make all other determinations deemed necessary or advisable for administering the Employee Plan. The Committee may also correct any defect or omission or reconcile any inconsistency in the

                               Proxy Statement-18

Employee Plan, in the manner and to the extent it shall deem desirable. The Committee will also have authority to determine, within the limits of the express provisions of the Employee Plan, the individuals to whom options to purchase Common Shares will be granted and the conditions for receiving such options.

     Shares Subject to the Employee Plan. An aggregate of 75,000 shares of Common Stock of the Company are subject to the Employee Plan and are reserved for issuance under such Plan. Options to purchase 15,000 shares of Common Stock of the Company are to be offered to participants for purchase in the first plan year (commencing October 1, 2003 and ending September 30, 2004) and each of the four succeeding plan years (the "Offering Term"). Shares offered for sale during any plan year within the Offering Term but not actually issued will be made available to participants for purchase in a subsequent Offering Period within such plan year or within a subsequent plan year during the Offering Term.

     Options for the purchase of up to 15,000 shares of Common Stock may be issued during each plan year Offering Period (plus any unsold shares of Common Stock carried over from a prior Offering Period). The number of options outstanding at any one time may be limited by the Committee on a prorated basis during any plan year Offering Period, the number of options outstanding at any one time depending upon whether a quarterly or semi-annual month prorated period has been chosen.

Eligibility.

     Any employee who shall have completed at least one (1) year's employment and who shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such one year period has concluded.

Restrictions on Participation.

     Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

     (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of (S) 424(d) of the Internal Revenue Code shall apply in determining stock ownership of any employee); or

     (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company (as defined in (S) 423(b)(8) of the Internal Revenue Code) to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; or

     (c) if the employee is, at the time of the grant, a "highly compensated employee" of the Company within the meaning of (S) 414(q) of the Internal Revenue Code.

     Stock Purchases. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of 1, 5 or 10% of his base pay in effect at the Offering Commencement Date of such Offering. In lieu of making a separate election for payroll deduction for each of multiple Offerings during a plan year, the Committee may require that a participant make and file a single election for payroll deductions with his authorization for the initial Offering for such plan year, which election shall cover payroll deductions for all Offerings

                               Proxy Statement-19
made during such plan year and which deductions shall be set with reference to a single percentage of the participant's base pay as in effect at the initial Offering Commencement Date for such plan year. In the case of a part-time hourly employee, such employee's base pay during an Offering shall be determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering.

Option Price.

     The option price of Common Stock purchased with payroll deductions made during such annual, semi-annual or calendar-quarterly Offering for a participant therein shall be the lower of:

     (a) 95% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the Nasdaq Stock Market ; or

     (b) 95% of the closing price of the Common Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the Nasdaq Stock Market. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

     Notwithstanding any provision of the Plan to the contrary, no determination with respect to the fair market value of the Company's Common Stock shall be inconsistent with ss. 423 of the Internal Revenue Code.

Transferability.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution.

Use of Funds.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

Adjustment Upon Changes in Capitalization.

     (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options.

     (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction.

Amendment and Termination.

                               Proxy Statement-20

     The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (ii) amend the requirements as to the class of employees eligible to purchase Common Stock under the Plan or permit the members of the Committee to purchase Common Stock under the Plan; or (iii) make any change or effect a change to the Plan which are inconsistent with ss. 423 of the Internal Revenue Code. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase Common Stock, adversely affect the rights of such employee under such option.

Effective Date.

     The Plan shall become effective as of October 1, 2003, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before September 30, 2003. If the Plan is not so approved, the Plan shall not become effective.

Withholding Taxes.

     As a condition of exercise of an option hereunder, the participant shall be required, at the discretion of the Committee, to (a) agree to pay to the Company no later than the date of exercise of an option, any federal, state, local or foreign taxes of any kind required by law to be withheld ("Withholding Tax") upon the exercise of the option or (b) agree to pay to the Company no later than thirty (30) days from the date of sale or other disposition of any Common Stock purchased pursuant to this Plan, any Withholding Tax upon the sale or disposition of such Common Stock, (c) authorize the Company to retain or sell without notice, or to demand surrender of, shares of Common Stock with a fair market value sufficient to pay any such Withholding Tax, or (d) authorize the Company to withhold an amount sufficient to pay any such Withholding Tax from any payment of any kind otherwise due to the participant.

Rights as a Shareholder.

     No participant shall have any rights as a shareholder of the Company unless and until certificates for shares of Common Stock are issued to him.

Effect of Plan.

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     Impact upon the Company. The Company cannot take a deduction with respect to its granting of options or a participant's exercise of such options pursuant to the Employee Plan. Nor may the Company deduct the difference between the fair market value of Common Stock and its purchase price when a participant exercises an option under the Employee Plan. However, if (a) the option is not granted or exercised or the Common Stock is not purchased under an employee stock purchase plan described in Section 423 of the Internal Revenue Code, (b) the participant does not satisfy the statutory holding period requirements (summarized above) applicable to Common Stock purchased under such a plan, or (c) the participant has to treat all or a portion of his gain upon sale or disposition of Common Stock as compensation due to his purchase of it for less than 100% of its then fair market value, the Company will be entitled to a compensation deduction for federal income tax purposes. This deduction will equal to the amount that the participant includes in as compensation income and will be allowed for the Company's taxable year in which, or within which, the participant's taxable year (in which the disqualifying event occurs) ends.

                               Proxy Statement-21

     Tax Withholding by the Company. The Employee Plan authorizes the Company, as a condition of a participant's exercise of an option, to require the participant, at the discretion of the Committee, to (a) agree to pay to the Company no later than the date of exercise of the Option, any federal, state, local or foreign taxes of any kind required by law to be withheld ("Withholding Tax") upon the exercise of the Option or (b) agree to pay to the Company no later than thirty (30) days from the date of sale or other disposition of any Common Stock purchased pursuant to this Plan, any Withholding Tax upon the sale or disposition of such Common Stock, (c) authorize the Company to retain or sell without notice, or to demand surrender of, shares of Common Stock with a fair market value sufficient to pay any such Withholding Tax or (d) authorize the Company to withhold an amount sufficient to pay any such Withholding Tax from any payment of any kind otherwise due to the participant.

     Vote Required. The affirmative vote of the holders of a majority of the shares of the Common Stock represented and entitled to vote on this proposal at the annual meeting of stockholders will constitute their approval of the Employee Plan.

Employee Plan Benefits.

     The benefits or amounts that will be received or allocated to any individual under the Employee Plan are not determinable at this time because the price of such shares of Common Stock will not be determined until a later date, and because benefits to be received depend upon an eligible employees' decision to participate.

                      Restated Employee Stock Purchase Plan

--------------------------------------------------------------------------------
         Name and Position           Dollar Value ($)         Number of Units
--------------------------------------------------------------------------------
 NONE                                       $0                       0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The last recorded sales price of the Common Stock as of March 31, 2003 was $16.00 as reported by the NASDAQ SmallCap Market.

     The Board of Directors believes that the adoption of the Employee Plan will promote the interests of the Company and its stockholders and enable the Company to continue to attract, retain and reward persons important to the Company's success. The Employee Plan is designed to enhance the identity of the interests of the recipients of awards with the interests of the Company's stockholders. As such, the Board of Directors believes that the approval of the Employee Plan is in the best interests of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE RESTATED EMPLOYEE STOCK PURCHASE PLAN.

     PROPOSAL FOUR - Approval of Concorde Career Colleges, Inc. 2003 Long-Term Executive Compensation Plan

                         CONCORDE CAREER COLLEGES, INC.
                   2003 LONG-TERM EXECUTIVE COMPENSATION PLAN

Introduction

                               Proxy Statement-22

     On February 27, 2003 the Board of Director unanimously adopted, subject to stockholder approval, the Concorde Career Colleges, Inc. 2003 Long-term Executive Compensation Plan (the "Compensation Plan"). The Board of Directors believes the Compensation Plan will be effective in attracting and retaining productive employees to Concorde Career Colleges, Inc. and its subsidiary corporations (collectively, the "Company") by providing them with an opportunity to acquire a proprietary interest in the Company and reward those employees responsible for the continued growth of the Company through the purchase of shares of the Company's common stock, par value $.10 (the "Common Stock"). Approximately 100 employees of the Company and its subsidiaries would be eligible to participate in the Compensation Plan. The Board also believes that the Compensation Plan will provide a form of incentive that aligns the economic interests of the Company's employees with those of its stockholders.

     The following discussion summarizes the material features of the Compensation Plan. Such discussion is, however, qualified in its entirety by reference to the full text of the Compensation Plan, which is attached to this proxy statement as Exhibit B.

     Material Features of the Compensation Plan

     Administration of the Plan. The Plan shall be administered by a Compensation Committee (the "Committee") consisting of directors of the Company, to be appointed by and to serve at the pleasure of the Board of Directors of the Company. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee, however designated, or the Board of Directors of the Company if the Board has not appointed a Committee.

     Absolute Discretion. The Committee may, in its sole and absolute discretion (subject to the Committee's power to delegate certain authority in accordance with the second paragraph of this Section 4), at any time and from time to time during the continuance of the Plan, (i) determine which employees of the Company shall be granted Awards under the Plan, (ii) grant to any employee so selected such an Award, (iii) determine the type, size and terms of Awards to be granted,
(iv) establish objectives and conditions for receipt of Awards, (v) place conditions or restrictions on the payment or exercise of Awards, and (vi) do all other things necessary and proper to carry out the intentions of this Plan; provided, however, that, in each and every case, those Awards which are Incentive Stock Options shall contain and be subject to those requirements specified in Section 422 of the Internal Revenue Code and shall be granted only to those employees eligible thereunder to receive the same.

     The Committee may at any time and from time to time delegate to the Chief Executive Officer of the Company authority to take any or all of the actions that may be taken by the Committee as specified in this Section 4 or in other sections of the Plan in connection with the determination of Recipients, types, sizes, terms and conditions of Awards under the Plan and the grant of any such Awards, provided that any authority so delegated (a) shall apply only to Awards to employees of the Company that are not officers of Company under Regulation
Section 240.16a-l(f) promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, and (b) shall be exercised only in accordance with the Plan and such rules, regulations, guidelines, and limitations as the Committee shall prescribe.

                               Proxy Statement-23

The performance criteria for Section 162(m) Awards to any "covered employee" (as defined in section 162(m) of the Internal Revenue Code), shall consist of objective tests based on one or more of the following: earnings per share of the Company's common stock; book value per share of Stock; net income before taxes; revenue growth; expense management; improvements in capital structure; profit margins; Stock price; total shareholder return; free cash flow; or working capital Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

Nothing herein shall preclude the Committee from making any payments or granting any Awards whether or not such payments or Awards qualify for tax deductibility under section 162(m) of the Internal Revenue Code. No payments are to be made to a participant if the applicable performance criteria are not achieved for a given Performance Period. If the applicable performance criteria are achieved for a given Performance Period, the Committee has full discretion to reduce or eliminate the amount otherwise payable for that Performance Period. Under no circumstances may the Committee use discretion to increase the amount payable to a participant under a Section 162(m) Award.

     Eligibility. Awards may be granted to any employee of the Company. No member of the Committee (other than any ex officio member) shall be eligible for grants of Awards under the Plan. An employee may be granted multiple forms of Awards under the Plan. Incentive Stock Options may be granted under the Plan to a Recipient during any calendar year only if the aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such Recipient during any calendar year under the Plan and any other "incentive stock option plans" (as defined in the Internal Revenue Code) maintained by the Company does not exceed the sum of $100,000.

     Stock Subject to the Plan. The total number of shares of Common Stock issuable under this Plan may not at any time exceed 200,000 shares, subject to adjustment as provided herein. All of such shares may be issued or issuable in connection with the exercise of Incentive Stock Options. Shares of Common Stock not actually issued pursuant to an Award shall be available for future Awards. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares. The maximum number of shares with respect to which Stock Options and Stock Appreciation Rights that may be granted to any individual during any calendar year is 50,000.

     Awards.

     (a) Awards under the Plan may include, but need not be limited to, shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares and Performance Units. The amount of each Award may be based upon the market value of a share of Common Stock. The Committee may make any other type of Award which it shall determine is consistent with the objectives and limitations of the Plan.

     (b) The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company as it may select as a condition to the receipt of any Award.

     Vesting Requirements. The Committee may determine that all or a portion of an Award

                               Proxy Statement-24
or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it.

     Deferred Payments and Dividend and Interest Equivalents.

     (a) The Committee may determine that the receipt of all, or a portion, of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine.

     (b) The Committee may provide, in its sole and absolute discretion, that a Recipient to whom an Award is payable in whole or in part at a future time in shares of Common Stock shall be entitled to receive an amount per share equal in value to the cash dividends paid per share on issued and outstanding shares as of the dividend record dates occurring during the period from the date of the Award to the date of delivery of such share to the Recipient. The Committee may also authorize, in its sole and absolute discretion, payment of an amount which a Recipient would have received in interest on (i) any Award payable at a future time in cash during the period from the date of the Award to the date of payment, and (ii) any cash dividends paid on issued and outstanding shares as of the dividend record dates occurring during the period from the date of an Award to the date of delivery of shares pursuant to the Award. Any amounts provided under this subsection shall be payable in such manner at such time or times, and subject to such terms and conditions as the Committee may determine in its sole and absolute discretion.

     Stock Option Price. The purchase price per share of Common Stock under each Stock Option shall be determined by the Committee, but shall not be less than, market value (as determined by the Committee) of one share of Common Stock on the date the Stock Option or Incentive Stock Option is granted. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, or (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price.

     Stock Appreciation Right Value. The base value per share of Common Stock covered by an Award in the form of a Stock Appreciation Right shall be the market value of one share of Common Stock on the date the Award is granted.

     Continuation of Employment. The Committee shall require that a Recipient be an employee of the Company at the time an Award is paid or exercised. The Committee may provide for the termination of an outstanding Award if a Recipient ceases to be an employee of the Company and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute a cessation of employment and to determine whether such cessation is the result of retirement, death or any other reason.

     Registration of Stock. Each Award shall be subject to the requirement that, if at any time the Committee shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, or other securities thereby covered or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase of shares thereunder, the Award may not be paid or exercised in whole or in part

                               Proxy Statement-25
unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its discretion, deems unacceptable.

     Employment Status. No Award shall be construed as imposing upon the Company the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

     Assignability. No Award granted pursuant to the Plan shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by or to him or her.

     Dilution or Other Adjustments. In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards or any provisions of this Plan as it deems necessary and appropriate, including if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan the maximum number of shares that may be subject to one or more Awards granted to any one Recipient during a calendar year, or the number of shares of Common Stock subject to an outstanding Award.

     Merger, Consolidation, Reorganization, Liquidation, Etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall make such arrangements it deems advisable with respect to outstanding Awards, which shall be binding upon the Recipients of outstanding Awards, including, but not limited to, the substitution of new Awards for any Awards then outstanding, the assumption of any such Awards and the termination of or payment for such Awards.

     Withholding Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient's salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards under the Plan payable in shares of Common Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to have the Company withhold shares, of Common Stock to satisfy all or part of any such tax withholding obligations, with the value of such withheld shares of Common Stock based upon their fair market value on the date the tax withholding is required to be made.

     Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Recipient.

     Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

     Award Contracts. The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the

                               Proxy Statement-26

Plan and such contracts shall be final, conclusive and binding upon the Company, the shareholders of the Company and the Recipients. No Recipient shall have or acquire any rights under the Plan except such as are evidenced by a duly executed contract in the form thus specified. No Recipient shall have any rights as a holder of Common Stock with respect to Awards hereunder unless and until certificates for shares of Common Stock car Restricted Shares are issued to the Recipient.

     Guidelines. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board deems necessary.

     Amendment and Discontinuance. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company, no such amendment, modification or supplement shall
(i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 16 hereof, (ii) change the termination date of the Plan provided in
Section 24, or (iii) delete or amend the market value restrictions contained in Sections 10 and 11 hereof, and provided further, that no amendment, modification or termination of the Plan shall in any manner affect any Award of any kind theretofore granted under the Plan without the consent of the Recipient of the Award, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 16 hereof or unless the same is by reason of the matters referred to in Section 17 hereof.

     Termination. The Committee may grant Awards at any time prior to February 27, 2013, on which date this Plan will terminate except as to Awards then outstanding hereunder, which Awards shall remain in effect until they have expired according to their terms or until February 25, 2018, whichever first occurs. No Incentive Stock Option shall be exercisable later than 10 years following the date it is granted.

     Approval. This Plan shall take effect upon due approval by the shareholders of the Company.

     Effective Date. The Employee Plan shall become effective as of February 27, 2003, if approved by the stockholders of the Company.

     Vote Required. The affirmative vote of the holders of a majority of the shares of the Common Stock represented and entitled to vote on this proposal at the annual meeting of stockholders will constitute their approval of the Employee Plan.

Employee Plan Benefits.

     The benefits or amounts that will be received or allocated to any individual under the Employee Plan are not determinable at this time because the price of such shares of Common Stock will not be determined until a later date, and because benefits to be received depend upon an eligible employees' decision to participate. The last recorded sales price of the Common Stock as of April 2, 2003 was $14.90 as reported by the NASDAQ SmallCap Market.

The Board of Directors believes that the adoption of the Compensation Plan will promote the interests of the Company and its stockholders and enable the Company to continue to attract,

                               Proxy Statement-27
retain and reward persons important to the Company's success. The Compensation Plan is designed to enhance the identity of the interests of the recipients of awards with the interests of the Company's stockholders. As such, the Board of Directors believes that the approval of the Compensation Plan is in the best interests of the Company and its stockholders.



New Plan Benefits

All benefits payable that may be awarded under the Long-Term Executive Compensation Plan are at the discretion of the Compensation Committee. Except as set forth in the table below, the amount of benefits payable under the Long-Term Executive Compensation Plan is not determinable:

                        2003 Long-Term Compensation Plan

--------------------------------------------------------------------------------
         Name and Position           Dollar Value ($)         Number of Units
--------------------------------------------------------------------------------
 NONE                                       $0                       0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2003 LONG-TERM EXECUTIVE COMPENSATION PLAN.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                                   COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports of their respective beneficial ownership, and changes in such beneficial ownership, in the Company's voting securities, and the Company is required to identify any of those person who fail to file such reports on a timely basis. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the Company's last fiscal year, all required filings were filed on a timely basis.

                              STOCKHOLDER PROPOSALS

     In the event any Stockholder intends to present a proposal at the annual meeting of Stockholders to be held in 2004, such proposal must be received by the Company, in writing, on or before December 10, 2003, to be considered for inclusion in the Company's next proxy statement for such meeting.

                               Proxy Statement-28

                        VOTING PROXIES AND OTHER MATTERS

     Proxies will be voted in accordance with the choices specified on the proxy card. If no choice is specified, shares will be voted: (i) "FOR" the nominees for director listed on the proxy and in this Proxy Statement; (ii) "FOR" ratification of the appointment of BKD, LLP as the independent public accountants for the Company for the year ending December 31,2003, (iii) "FOR" ratification and approval of the Restated Employee Stock Purchase Plan, (iv) "FOR" ratification and approval of the 2003 Long-Term Executive Compensation Plan.

     Management of the Company does not intend to present any business to the Annual Meeting except as indicated herein and presently does not know of any other business to be presented at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named in the accompanying proxy card will vote the proxy in accordance with their judgment of the best interests of the Company on such matters.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN TO THE COMPANY THE ACCOMPANYING PROXY CARD. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                         BY THE BOARD OF DIRECTORS


                                         Lisa M. Henak, Secretary

April 9, 2003

                               Proxy Statement-29

                                    Exhibit A

                         CONCORDE CAREER COLLEGES, INC.
                      RESTATED EMPLOYEE STOCK PURCHASE PLAN

                                     PURPOSE

1.01.  Purpose.

     The Concorde Career Colleges, Inc. Restated Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Concorde Career Colleges, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock, par value $.10 (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under (S) 423 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder (collectively, the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Internal Revenue Code, and any provisions required to be included in the Plan under (S) 423 of the Internal Revenue Code are hereby included as fully as though set forth in the Plan at length.

                                   DEFINITIONS

2.01.  Base Pay.

     "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

2.02.  Committee.

     "Committee" shall mean the individuals described in Article XI.

2.03.  Employee.

     "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

2.04.  Prior Plan

     "Prior Plan" means the Employee Stock Purchase Plan in effect immediately prior to this 2003 Restatement of the Employee Stock Purchase Plan.

2.05.  Subsidiary Corporation.

                               Proxy Statement-30

     "Subsidiary Corporation" shall mean any present or future corporation which
(i) would be a "subsidiary corporation" of the Company as that term is defined in (S) 424 of the Internal Revenue Code and (ii) is designated as a participant in the Plan by the Committee.

                          ELIGIBILITY AND PARTICIPATION

3.01.  Initial Eligibility.

     Any employee who shall have completed at least one (1) year's employment and who shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such one year period has concluded. Effective for any acquisition of stock or assets of a company by the Company which occurs on or after August 22, 2002, employment with the acquired company shall be counted as service with the Company, but only if such service counting with respect to such acquisition is approved in advance of the closing of the acquisition by Resolution of the Company's board of directors. In addition, effective for any acquisition of stock or assets of a company by the Company which occurs on or after August 22, 2002, individuals who were employees of the acquired company, who become employed by the Company immediately as of the closing of the acquisition,; and who satisfy the eligibility requirements to participate in the Plan as of the date on which they are first employed by the Company, shall be eligible to participate in Offerings (regardless of whether the Offerings have already commenced) immediately on the date on which they are first employed by the Company, but only if such eligibility date is approved in advance of the closing of the acquisition by Resolution of the Company's board of directors.

3.02.  Leave of Absence.

     For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

3.03.  Restrictions on Participation.

     Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

     (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of (S) 424(d) of the Internal Revenue Code shall apply in determining stock ownership of any employee); or

                               Proxy Statement-31

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     (b)  which permits his rights to purchase stock under all employee stock purchase plans of the Company (as defined in (S) 423(b)(8) of the Internal Revenue Code) to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; or

     (c) if the employee is, at the time of the grant, a "highly compensated employee" of the Company within the meaning of (S) 414(q) of the Internal Revenue Code.

3.04. Commencement of Participation.

     An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

                                    OFFERINGS

4.01.  Annual Offerings.

     The Plan will be implemented by five annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of October (the "Offering Commencement Date") in each of the years 2003, 2004, 2005, 2006 and 2007, each offering terminating on September 30 of the next calendar year (the "Offering Termination Date"), provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into either (a) four three-month Offerings commencing, respectively, on October 1, January 1, April 1 and July 1 of such plan year and terminating on December 31, March 31, June 30 and September 30 of the plan year, respectively, or (b) two six-month Offerings commencing, respectively, on October 1 and April 1 of the plan year and terminating on March 31 and September 30 of the plan year, respectively. The maximum number of shares issued in the respective years shall be:

     . From October 1, 2003 to September 30, 2004: 15,000 shares, which shall consist of the unissued shares from the Prior Plan, plus an amount that when added to the unissued shares from the Prior Plan equals 15,000 shares.

     . From October 1, 2004 to September 30, 2005: 15,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     . From October 1, 2005 to September 30, 2006: 15,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     . From October 1, 2006 to September 30, 2007: 15,000 shares plus unissued shares from the prior Offerings, whether offered or not.

                               Proxy Statement-32

     . From October 1, 2007 to September 30, 2008: 15,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     If a three-month Offering is made, the maximum number of shares to be issued shall be 1/4 of the number of shares set forth for the annual period in which the three-month Offering falls, plus, if the Offering is an October 1 to December 31, January 1 to March 31, April 1 to June 30, or a July 1 to September 30 Offering, unissued shares, whether offered to not, from the immediately three-month Offering(s) expiring earlier during such plan year. As used in the Plan for this purpose, "Offering Commencement Date" means the October 1, January 1, April 1 or July 1, as the case may be, on which the particular three-month Offering begins and "Offering Termination Date" means the December 31, March 31, June 30, or September 30, as the case may be, on which the particular three-month Offering terminates.

     If a six-month Offering is made, the maximum number of shares to be issued shall be 1/2 of the number of shares set forth for the annual period in which the six-month Offering falls, plus, if the Offering is a April 1 to September 30 Offering, unissued shares, whether offered to not, from the immediately preceding six-month Offering. As used in the Plan for this purpose, "Offering Commencement Date" means the October 1 or April 1, as the case may be, on which the particular six-month Offering begins and "Offering Termination Date" means the March 31 or September 30, as the case may be, on which the particular six-month Offering terminates.

                               PAYROLL DEDUCTIONS

5.01.  Amount of Deduction.

     At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of 1, 5 or 10% of his base pay in effect at the Offering Commencement Date of such Offering. In lieu of making a separate election for payroll deduction for each of multiple Offerings during a plan year, the Committee may require that a participant make and file a single election for payroll deductions with his authorization for the initial Offering for such plan year, which election shall cover payroll deductions for all Offerings made during such plan year and which deductions shall be set with reference to a single percentage of the participant's base pay as in effect at the initial Offering Commencement Date for such plan year. In the case of a part-time hourly employee, such employee's base pay during an Offering shall be determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering.

5.02.  Participant's Account.

     All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account, except when on leave of absence and then only as provided in
(S) 5.04.

5.03.  Changes in Payroll Deductions.

     A participant may discontinue his participation in the Plan as provided in
Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering.

                               Proxy Statement-33

5.04.  Leave of Absence.

     If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to (S) 7.02, without interest, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                               GRANTING OF OPTION

6.01.  Number of Option Shares.

     On the Offering Commencement Date, a participating employee shall be deemed to have been granted an option to purchase during such plan year a maximum number of shares of the Common Stock of the Company equal to the lesser of (a) the number of shares which does not exceed $5,000 in value on the applicable Offering Commencement Date, or (b) the number of shares equal in value to (i) that percentage of the employee's base pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the employee's base pay during the period of the Offering (iii) divided by 95% of the market value of the Common Stock of the Company. The market value of the Company's Common Stock shall be determined as provided in paragraphs (a) and (b) of (S) 6.02 below. An employee's base pay during the period of an Offering shall be determined by multiplying, in the case of a one-year Offering, his normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular offering) by 52 or the hourly rate by 2,080 or, in the case of a three-month Offering by 13 or 520, as the case may be, or in the case of a six-month Offering, by 26 or 1040, as the case may be, provided that, in the case of a part time hourly employee, the employee's base pay during the period of an Offering shall be determined by multiplying such employee's hourly rate by the number of regularly scheduled hours of work for such employee during such Offering.

6.02.  Option Price.

     The option price of Common Stock purchased with payroll deductions made during such annual, semi-annual or calendar-quarterly Offering for a participant therein shall be the lower of:

     (a) 95% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the Nasdaq Stock Market; or

     (b) 95% of the closing price of the Common Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the Nasdaq Stock Market. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

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

     Notwithstanding any provision of the Plan to the contrary, no determination with respect to the fair market value of the Company's Common Stock shall be inconsistent with (S) 423 of the Internal Revenue Code.

                               EXERCISE OF OPTION

7.01.  Automatic Exercise.

     Unless a participant gives written notice to the Company as hereinafter provided, his option for the purpose of Common Stock with payroll deductions made during any offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to (S) 6.01), and any excess in his account at that time will be retained in his account until the close of the plan year, at which time any remaining excess will be returned to him, without interest thereon.

7.02. Withdrawal of Account.

     By written notice to the Treasurer of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time, without interest thereon.

7.03.  Fractional Shares.

     Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any employee promptly following the close of the plan year covered by an Offering, without interest thereon.

7.04.  Transferability of Option.

     During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

7.05.  Delivery of Stock.

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                                   WITHDRAWAL

8.01.  In General.

     As indicated in (S) 7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to his account will be paid to him, without interest thereon, promptly after receipt of his notice of withdrawal, and no further payroll deductions will

                               Proxy Statement-35
be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election under (S) 7.02 to withdraw such deductions.

8.02.  Effect on Subsequent Participation.

     A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.03.  Termination of Employment.

     Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under (S) 12.01, without interest thereon.

8.04.  Termination of Employment Due to Death.

     Upon termination of the participant's employment because of his death, his beneficiary (as defined in (S) 12.01) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

     (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, without interest thereon, or

     (b) to exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest thereon.

     In the event that no such written notice of election shall be duly received by the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

8.05.  Leave of Absence.

     A participant on leave of absence shall, subject to the election made by such participant pursuant to (S) 5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days, and who therefore is not an employee for the purpose of the Plan, shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of

                               Proxy Statement-36
absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                    INTEREST

9.01.  No Payment of Interest.

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

                                      STOCK

10.01. Maximum Shares.

     The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in (S) 12.04, shall be 15,000 shares in each annual Offering (3,750 shares in each three-month Offering or 7,500 shares in each six-month Offering, as the case may
be) plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 75,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

10.02. Participant's Interest in Option Stock.

     The participant will have no interest in stock covered by his option until such option has been exercised.

10.03. Registration of Stock.

     Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Treasurer of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.04. Restrictions on Exercise.

     The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

     (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

     (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                                 ADMINISTRATION

11.01.  Appointment of Committee.

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

     The Board of Directors shall appoint its regularly-appointed Compensation Committee (the "Committee") to administer the Plan. No member of the Committee shall be eligible to purchase stock under the Plan.

11.02. Authority of Committee.

     Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt, amend and rescind rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

11.03. Rules Governing the Administration of the Committee.

     The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  MISCELLANEOUS

12.01. Designation of Beneficiary.

     A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the participant under the Plan.

12.02. Transferability.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with (S) 7.02.

                               Proxy Statement-38

12.03. Use of Funds.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.04. Adjustment Upon Changes in Capitalization.

     (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

     (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this (S) 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

12.05. Amendment and Termination.

     The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to (S) 12.04); (ii) amend the requirements as to the class of employees eligible to purchase Common Stock under the Plan or permit the members of the Committee to purchase Common Stock under the Plan; or (iii) make any change or effect a change to the Plan which are inconsistent with (S) 423 of the Internal Revenue Code. No termination, modification, or amendment of the Plan may, without the consent of an employee

                               Proxy Statement-39
then having an option under the Plan to purchase Common Stock, adversely affect the rights of such employee under such option.

12.06. Effective Date.

     The Plan shall become effective as of October 1, 2003, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before September 30, 2003. If the Plan is not so approved, the Plan shall not become effective.

12.07. No Employment Rights.

     The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

12.08. Withholding Taxes.

          As a condition of exercise of an option hereunder, the participant shall be required, at the discretion of the Committee, to (a) agree to pay to the Company no later than the date of exercise of an option, any federal, state, local or foreign taxes of any kind required by law to be withheld ("Withholding Tax") upon the exercise of the option or (b) agree to pay to the Company no later than thirty (30) days from the date of sale or other disposition of any Common Stock purchased pursuant to this Plan, any Withholding Tax upon the sale or disposition of such Common Stock, (c) authorize the Company to retain or sell without notice, or to demand surrender of, shares of Common Stock with a fair market value sufficient to pay any such Withholding Tax, or (d) authorize the Company to withhold an amount sufficient to pay any such Withholding Tax from any payment of any kind otherwise due to the participant.

12.09  Rights as a Shareholder.

     No participant shall have any rights as a shareholder of the Company unless and until certificates for shares of Common Stock are issued to him.

12.10  Effect of Plan.

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

12.11. Governing Law.

     The law of the State of Missouri will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States, including, but not limited to, (S) 423 of the Internal Revenue Code.

                               Proxy Statement-40

                                    Exhibit B
                         CONCORDE CAREER COLLEGES, INC.

                   2003 LONG-TERM EXECUTIVE COMPENSATION PLAN

     1. Purposes. The purposes of this 2003 Long-Term Executive Compensation Plan are to provide incentives and rewards to those employees largely responsible for the success and growth of Concorde Career Colleges, Inc., and its subsidiary corporations and to assist all such corporations in attracting and retaining executives and other key employees with experience and ability.

     2.   Definitions.

     (a) Award means one or more of the following: shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and any other rights which may be granted to a Recipient under the Plan.

     (b)  Code means the Internal Revenue Code of 1986, as amended.

     (c)  Common Stock means the Common Stock, $0.10 par value, of the Company.

     (d) Company means Concorde Career Colleges, Inc., a Delaware corporation, and, unless the context otherwise requires, includes its subsidiary corporations and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.

     (e) Incentive Stock Option means a Stock Option which meets all of the requirements of an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as now in effect or hereafter amended (the "Internal Revenue Code").

     (f) Performance Period means that period of time specified by the Committee during which a Recipient must satisfy any designated performance goals in order to receive an Award.

     (g) Performance Share means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the market value of shares of Common Stock covered by such Performance Shares at the close of the Performance Period. The maximum possible payment in respect an award of Performance Shares which constitutes a Section 162(m) Award to any single participant in any Performance Period is $100,000.

     (h) Performance Unit means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock. The maximum possible payment in respect an award of Performance Units which constitutes a
Section 162(m) Award to any single participant in any Performance Period is $100,000.

                               Proxy Statement-41

     (i) Plan means this 2003 Long-Term Executive Compensation Plan, as the same may be amended from time to time.

     (j) Recipient means an employee of the Company who has been granted an Award under the Plan.

     (k) Restricted Share means a share of Common Stock issued to a Recipient hereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance. The maximum possible payment in respect an award of Restricted Shares which constitutes a Section 162(m) Award to any single participant in any Performance Period is 10,000 shares.

     (l) Section 162(m) Award means an Award of Performance Shares, Performance Units or Restricted Shares intended to qualify as "performance based compensation" within the meaning of Section 162(m) of the Internal Revenue Code.

     (m) Stock Appreciation Right means the right to receive, upon exercise of a Stock Appreciation Right granted under this Plan, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the increase in the market value of the shares of Common Stock covered by such Stock Appreciation Right from the initial day of the Performance Period for such Stock Appreciation Right to the date of exercise.

     (n) Stock Option means the right to purchase, upon exercise of a Stock Option granted under this Plan, shares of the Company's Common Stock.

     3. Administration of the Plan. The Plan shall be administered by a Compensation Committee (the "Committee") consisting of directors of the Company, to be appointed by and to serve at the pleasure of the Board of Directors of the Company. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee, however designated, or the Board of Directors of the Company if the Board has not appointed a Committee.

     The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and subject to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons including, without limitation, the Company, the shareholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Awards which may be granted under the Plan. The Committee shall impose such additional conditions upon the grant and exercise of Awards under this Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards.

                               Proxy Statement-42

     4. Absolute Discretion. The Committee may, in its sole and absolute discretion (subject to the Committee's power to delegate certain authority in accordance with the second paragraph of this Section 4), at any time and from time to time during the continuance of the Plan, (i) determine which employees of the Company shall be granted Awards under the Plan, (ii) grant to any employee so selected such an Award, (iii) determine the type, size and terms of Awards to be granted (subject to Sections 6, 10 and 11 hereof, as hereafter amended), (iv) establish objectives and conditions for receipt of Awards, (v) place conditions or restrictions on the payment or exercise of Awards, and (vi) do all other things necessary and proper to carry out the intentions of this Plan; provided, however, that, in each and every case, those Awards which are Incentive Stock Options shall contain and be subject to those requirements specified in Section 422 of the Internal Revenue Code and shall be granted only to those employees eligible thereunder to receive the same.

     The Committee may at any time and from time to time delegate to the Chief Executive Officer of the Company authority to take any or all of the actions that may be taken by the Committee as specified in this Section 4 or in other sections of the Plan in connection with the determination of Recipients, types, sizes, terms and conditions of Awards under the Plan and the grant of any such Awards, provided that any authority so delegated (a) shall apply only to Awards to employees of the Company that are not officers of Company under Regulation
Section 240.16a-l(f) promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, and (b) shall be exercised only in accordance with the Plan and such rules, regulations, guidelines, and limitations as the Committee shall prescribe.

The performance criteria for Section 162(m) Awards to any "covered employee" (as defined in section 162(m) of the Internal Revenue Code), shall consist of objective tests based on one or more of the following: earnings per share of the Company's common stock; book value per share of Stock; net income before taxes; revenue growth; expense management; improvements in capital structure; profit margins; Stock price; total shareholder return; free cash flow; or working capital Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

Nothing herein shall preclude the Committee from making any payments or granting any Awards whether or not such payments or Awards qualify for tax deductibility under section 162(m) of the Internal Revenue Code. No payments are to be made to a participant if the applicable performance criteria are not achieved for a given Performance Period. If the applicable performance criteria are achieved for a given Performance Period, the Committee has full discretion to reduce or eliminate the amount otherwise payable for that Performance Period. Under no circumstances may the Committee use discretion to increase the amount payable to a participant under a Section 162(m) Award.

     5. Eligibility. Awards may be granted to any employee of the Company. No member of the Committee (other than any ex officio member) shall be eligible for grants of Awards under the Plan. An employee may be granted multiple forms of Awards under the Plan. Incentive Stock Options may be granted under the Plan to a Recipient during any calendar year only if the aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such Recipient during any calendar year under the Plan and any other "incentive

                               Proxy Statement-43
stock option plans" (as defined in the Internal Revenue Code) maintained by the Company does not exceed the sum of $100,000.

     6. Stock Subject to the Plan. The total number of shares of Common Stock issuable under this Plan may not at any time exceed 200,000 shares, subject to adjustment as provided herein. All of such shares may be issued or issuable in connection with the exercise of Incentive Stock Options. Shares of Common Stock not actually issued pursuant to an Award shall be available for future Awards. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares. The maximum number of shares with respect to which Stock Options and Stock Appreciation Rights that may be granted to any individual during any calendar year is 50,000.

     7.   Awards.

     (a) Awards under the Plan may include, but need not be limited to, shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares and Performance Units. The amount of each Award may be based upon the market value of a share of Common Stock. The Committee may make any other type of Award which it shall determine is consistent with the objectives and limitations of the Plan.

     (b) The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company as it may select as a condition to the receipt of any Award.

     (c) In no event will an award of an Incentive Stock Option be made to an individual who owns, at the time the option is granted, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, unless at the time such option is granted the option price is at least 110 percent of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

     8. Vesting Requirements. The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it.

     9.   Deferred Payments and Dividend and Interest Equivalents.

     (a) The Committee may determine that the receipt of all, or a portion, of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine.

     (b) The Committee may provide, in its sole and absolute discretion, that a Recipient to whom an Award is payable in whole or in part at a future time in shares of Common Stock shall be entitled to receive an amount per share equal in value to the cash dividends paid per share on issued and outstanding shares as of the dividend record dates occurring during the period from the date of the Award to the date of delivery of such share to the Recipient. The Committee may also authorize, in its sole and absolute discretion, payment of an amount which a Recipient would have received in interest on (i) any Award payable at a future time in cash during the period from the date of the Award to the date of payment, and (ii) any cash dividends paid on issued and outstanding shares as of the dividend record dates occurring during the period from the date of an Award to the date of delivery of shares pursuant to the Award. Any amounts provided under this subsection shall be payable in such manner at such time or times, and subject to such terms and conditions as the Committee may determine in its sole and absolute discretion.

     10. Stock Option Price. The purchase price per share of Common Stock under each

                               Proxy Statement-44

Stock Option shall be determined by the Committee, but shall not be less than, market value (as determined by the Committee) of one share of Common Stock on the date the Stock Option or Incentive Stock Option is granted. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, or (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price.

     11. Stock Appreciation Right Value. The base value per share of Common Stock covered by an Award in the form of a Stock Appreciation Right shall be the market value of one share of Common Stock on the date the Award is granted.

     12. Continuation of Employment. The Committee shall require that a Recipient be an employee of the Company at the time an Award is paid or exercised. The Committee may provide for the termination of an outstanding Award if a Recipient ceases to be an employee of the Company and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute a cessation of employment and to determine whether such cessation is the result of retirement, death or any other reason.

     13. Registration of Stock. Each Award shall be subject to the requirement that, if at any time the Committee shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, or other securities thereby covered or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase of shares thereunder, the Award may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its discretion, deems unacceptable.

     14. Employment Status. No Award shall be construed as imposing upon the Company the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

     15. Assignability. No Award granted pursuant to the Plan shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by or to him or her.

     16. Dilution or Other Adjustments. In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards or any provisions of this Plan as it deems necessary and appropriate, including if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan the maximum number of shares that may be subject to one or more Awards granted to any one Recipient during a calendar year, or the number of shares of Common Stock subject to an outstanding Award.

     17. Merger, Consolidation, Reorganization, Liquidation, Etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall make such arrangements it deems advisable with respect to outstanding Awards, which shall be binding upon the Recipients of outstanding Awards, including, but not limited to, the substitution of new Awards for any Awards then outstanding, the assumption of any such Awards and the termination of or payment for such Awards.

                               Proxy Statement-45

     18. Withholding Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient's salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards under the Plan payable in shares of Common Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to have the Company withhold shares, of Common Stock to satisfy all or part of any such tax withholding obligations, with the value of such withheld shares of Common Stock based upon their fair market value on the date the tax withholding is required to be made.

     19. Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Recipient.

     20. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

     21. Award Contracts. The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such contracts shall be final, conclusive and binding upon the Company, the shareholders of the Company and the Recipients. No Recipient shall have or acquire any rights under the Plan except such as are evidenced by a duly executed contract in the form thus specified. No Recipient shall have any rights as a holder of Common Stock with respect to Awards hereunder unless and until certificates for shares of Common Stock car Restricted Shares are issued to the Recipient.

     22. Guidelines. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board deems necessary.

     23. Amendment and Discontinuance. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company, no such amendment, modification or supplement shall
(i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 16 hereof, (ii) change the termination date of the Plan provided in
Section 24, or (iii) delete or amend the market value restrictions contained in Sections 10 and 11 hereof, and provided further, that no amendment, modification or termination of the Plan shall in any manner affect any Award of any kind theretofore granted under the Plan without the consent of the Recipient of the Award, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 16 hereof or unless the same is by reason of the matters referred to in Section 17 hereof.

     24. Termination. The Committee may grant Awards at any time prior to February 27, 2013, on which date this Plan will terminate except as to Awards then outstanding hereunder, which Awards shall remain in effect until they have expired according to their terms or until February 25, 2018, whichever first occurs. No Incentive Stock Option shall be exercisable later than 10 years following the date it is granted.

     25. Approval. This Plan shall take effect upon due approval by the shareholders of the Company.

                               Proxy Statement-46

                         CONCORDE CAREER COLLEGES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2003
    THIS PROXY AND EACH OF THE PROPOSALS ARE SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS

     The undersigned hereby appoints Jack L. Brozman and Lisa M. Henak, jointly and individually, as Proxies with full power of substitution and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Concorde Career Colleges, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 22, 2003 or any adjournment or postponement thereof.

1. Election of Directors.
   [_]   FOR ALL NOMINEES LISTED BELOW               [_]   WITHHOLD AUTHORITY
        (except as marked to the contrary below)     to vote for all nominees listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

   JACK L. BROZMAN, JAMES R. SEWARD, THOMAS K. SIGHT, JANET W. STALLMEYER and DAVID L. WARNOCK

2. Ratification and approval of the appointment of BKD LLP  as the independent public accountants for 2003.
                        [_]   FOR         [_]   AGAINST            [_]   ABSTAIN

3. Ratification and approvalof the 2003 Restated Employee Stock  Purchase Plan.
                        [_]   FOR         [_]   AGAINST            [_]   ABSTAIN

4. Ratification and approval of the 2003 Long-Term Executive Compensation Plan.
                        [_]   FOR         [_]   AGAINST            [_]   ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES SET FORTH IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.

Please date, sign and return this Proxy card by mail, postage prepaid.

                              DATED: _____________________________________, 2002

                              Signature:________________________________________

                                     Signature if held jointly: ________________

                                     (Please sign exactly as name appears to
                                     the left. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)